UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.     )

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STOCKGROUP INFORMATION SYSTEMS INC.

(Name of Registrant as Specified In Its Charter)

  N/A

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Definitive Proxy Materials

STOCKGROUP INFORMATION SYSTEMS INC.
500 - 750 West Pender Street
Vancouver, B.C. V6C 2T7 Canada

March 18, 2005

Dear Stockholder:

It is our pleasure to invite you to the Annual Meeting of Stockholders of Stockgroup Information Systems Inc. to be held on May 11, 2005 at the company's offices located at 5th Floor, 750 West Pender Street, Vancouver, BC, Canada from 2:00pm – 3:00pm Pacific Time.

Whether or not you plan to attend, and regardless of the number of shares you own, it is important that your shares be represented at the meeting.  I strongly urge you to sign, date and return your proxy promptly in the enclosed envelope.

We sincerely hope you will be able to join us at the meeting.  The officers and directors of the Company look forward to seeing you at that time.

Sincerely,

Marcus A. New
President,
Chief Executive Officer

Definitive Proxy Materials

STOCKGROUP INFORMATION SYSTEMS INC.
500 - 750 West Pender Street
Vancouver, B.C. V6C 2T7 Canada

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

(May 11, 2005)

The Annual Meeting of Stockholders of Stockgroup Information Systems Inc. (the "Company") will be held on May 11, 2005 at the company's offices located at 5th Floor, 750 West Pender Street, Vancouver, BC, Canada from 2:00pm – 3:00pm Pacific Time, for the following purposes:

1.

To elect Directors of the Company for the ensuing year;

2.

To amend the Company's 2003 Stock Option Plan to reduce the minimum vesting period from two years to one year.

3.

To transact such other business as may properly come before the meeting and any adjournments thereof.

The Board of Directors has fixed the close of business on April 6, 2005 as the record date for the determination of stockholders entitled to notice and to vote at the meeting and any adjournments thereof.

IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE SIGN AND DATE THE ENCLOSED PROXY WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

By Order of the Board of Directors

DAVID GILLARD, CGA
Corporate Secretary

March 18, 2005

Stockgroup Information Systems Inc.	Proxy Statement

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
OF STOCKGROUP INFORMATION SYSTEMS INC.
May 11, 2005

Stockgroup Information Systems Inc.
500 – 750 West Pender Street
Vancouver, British Columbia V6C 2T7

The accompanying Form of Proxy is solicited on behalf of the Board of Directors of Stockgroup Information Systems Inc. (the "Corporation"), to be used at our annual meeting to be held at our offices at the 5th Floor, 750 West Pender Street, Vancouver, British Columbia, on May 11, 2005, at 2:00 p.m. local time.  This proxy statement, accompanying Form of Proxy, Notice of Meeting and Annual Report to Shareholders for the fiscal year ended December 31, 2004, are first being mailed to shareholders on or about April 25, 2005.

We will bear the expense of this solicitation.  In addition to solicitation by use of the mails, certain of our directors, officers and regular employees may solicit the return of proxies by telephone, facsimile or other means.  Requests will also be made of brokerage houses and custodians, nominees or fiduciaries to forward proxy material at our expense to the beneficial owners of stock held of record by such persons.  Our transfer agent, Pacific Corporate Trust Company of Canada, has agreed to assist us in the tabulation of proxies and the counting of votes at our annual meeting.

All of a shareholder's common shares registered in the same name will be represented by one proxy.

WHO CAN VOTE

Only shareholders of record as of the close of business on April 6, 2005 are entitled to receive notice of, attend and vote at our annual meeting.  As of the date of this report, there are 33,982,846 common shares in the capital of our Corporation issued and outstanding.  We have no other voting securities outstanding.  Each shareholder of record on April 6, 2005 is entitled to one vote for each common share held.

HOW YOU CAN VOTE

Common shares cannot be voted at our annual meeting unless the holder of record is present in person or represented by proxy.  A shareholder has the right to attend our annual meeting at the time and place set forth in the Notice of Annual Meeting and to vote their securities directly at the meeting.  In the alternative, a shareholder may appoint a person to represent such shareholder at our annual meeting by completing the enclosed Form of Proxy, which authorizes a person other than the holder of record to vote on behalf of the shareholder, and returning it to our transfer agent, Pacific Corporate Trust Company, 10th Floor, 625 Howe Street, Vancouver, BC V6C 3B8.  All shareholders are urged to complete, sign, date and promptly return the proxy by mail in the enclosed postage-paid envelope, or by fax, after reviewing the information contained in this proxy statement.  Valid proxies will be voted at our annual meeting and at any postponements or adjournments thereof as you direct in the proxy, provided that they are received by our transfer agent at least 24 hours prior to the scheduled time of the meeting, or any adjournment thereof, or deposited with the Chair of the meeting on the day of the meeting or any adjournment thereof prior to the time of voting.

Stockgroup Information Systems Inc.	Proxy Statement

The common shares represented by the proxy will be voted, or withheld from voting, as directed in the proxy.  If no direction is given and the proxy is validly executed, the proxy will be voted FOR the election of the nominees for our Board of Directors set forth in this proxy statement.  If any other matters properly come before our annual meeting, the persons authorized under the proxies will vote upon such other matters in accordance with their best judgement, pursuant to the discretionary authority conferred by the proxy.

ADVICE TO BENEFICIAL HOLDERS OF COMMON SHARES

THE INFORMATION SET FORTH IN THIS SECTION IS OF SIGNIFICANT IMPORTANCE TO MANY SHAREHOLDERS OF OUR CORPORATION, AS A SUBSTANTIAL NUMBER OF SHAREHOLDERS DO NOT HOLD SHARES IN THEIR OWN NAME.

Shareholders who do not hold their shares in their own name (referred to in this Proxy Statement as "beneficial shareholders") should note that only proxies deposited by shareholders whose names appear on the records of our Corporation as the registered holders of common shares can be recognized and acted upon at our annual meeting.  If common shares are listed in an account statement provided to a shareholder by a broker, then in almost all cases those common shares will not be registered in the shareholder's name on the records of our Corporation.  Such common shares will more likely be registered under the names of the shareholder's broker or an agent of that broker.  In the United States, the vast majority of such shares are registered under the name of Cede & Co. as nominee for The Depository Trust Company (which acts as depository for many U.S. brokerage firms and custodian banks), and in Canada, under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee for many Canadian brokerage firms).  Beneficial shareholders should ensure that instructions respecting the voting of their common shares are communicated to the appropriate person.

Applicable regulatory policy requires intermediaries/brokers to seek voting instructions from beneficial shareholders in advance of shareholders' meetings.  Every intermediary/broker has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by beneficial shareholders in order to ensure that their common shares are voted at our annual meeting.  The form of proxy supplied to a beneficial shareholder by its broker (or the agent of the broker) is similar to the form of proxy provided to registered shareholders by our Corporation.  However, its purpose is limited to instructing the registered shareholder (the broker or agent of the broker) how to vote on behalf of the beneficial shareholder.  The majority of brokers now delegate responsibility for obtaining instructions from clients to ADP Investor Communication Services ("ADP") in the United States and Independent Investor Communications Company ("IICC") in Canada.  ADP and IICC typically apply a special sticker to proxy forms, mail those forms to the beneficial shareholders and beneficial shareholders return the proxy forms to ADP for the United States and IICC for Canada.  ADP and IICC then tabulate the results of all instructions received and provide appropriate instructions respecting the voting of shares to be represented at our annual meeting.  A beneficial shareholder receiving an ADP proxy or an IICC proxy cannot use that proxy to vote common shares directly at our annual meeting - the proxy must be returned to ADP or IICC, as the case may be, well in advance of our annual meeting in order to have the common shares voted.

Although a beneficial shareholder may not be recognized directly at our annual meeting for the purposes of voting common shares registered in the name of his broker (or agent of the broker), a beneficial shareholder may attend at our annual meeting as proxyholder for the registered shareholder and vote the common shares in that capacity.  Beneficial shareholders who wish to attend at our annual meeting and indirectly vote their common shares as proxyholder for the registered shareholder should enter their own names in the blank space on the instrument of proxy provided to them and return the same to their broker (or the broker's agent) in accordance with the instructions provided by such broker (or agent), well in advance of our annual meeting.

Stockgroup Information Systems Inc.	Proxy Statement

Alternatively, a beneficial shareholder may request in writing that his or her broker send to the beneficial shareholder a legal proxy which would enable the beneficial shareholder to attend at our annual meeting and vote his or her common shares.

QUORUM

A quorum of shareholders is necessary to take action at our annual meeting.  A minimum of one person present in person or represented by proxy and holding a majority of the outstanding common shares entitled to vote at the annual meeting as at April 6, 2005 will constitute a quorum for the transaction of business at our annual meeting.  However, if a quorum is not present, the shareholders present at our annual meeting have the power to adjourn the meeting until a quorum is present.  At any such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original meeting.  Broker non-votes occur when a nominee holding common shares for a beneficial owner of those common shares has not received voting instructions from the beneficial owner with respect to a particular matter and such nominee does not possess or choose to exercise discretionary authority with respect thereto.  Broker non-votes and abstentions will be included in the determination of the number of common shares present at our annual meeting for quorum purposes but will not be counted as votes cast on any matter presented at our annual meeting.

YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE ASKED TO MARK, DATE, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY WHETHER OR NOT YOU PLAN TO ATTEND OUR ANNUAL MEETING.  IF YOU PLAN TO ATTEND OUR ANNUAL MEETING TO VOTE IN PERSON AND YOUR SHARES ARE REGISTERED WITH OUR TRANSFER AGENT (PACIFIC CORPORATE TRUST COMPANY) IN THE NAME OF A BROKER OR BANK, YOU MUST SECURE A PROXY FROM THE BROKER OR BANK ASSIGNING VOTING RIGHTS TO YOU FOR YOUR COMMON SHARES.

REVOCATION OF PROXIES

You may revoke your proxy at any time prior to the start of our annual meeting in three ways:

1.

by delivering a written notice of revocation to the Secretary of our Corporation;

2.

by submitting a duly executed proxy bearing a later date; or

3.

by attending our annual meeting and expressing the desire to vote your common shares in person (attendance at our annual meeting will not in and of itself revoke a proxy).

CURRENCY

Except where otherwise indicated, all dollar ($) amounts referred to herein are expressed in U.S. dollars.

Stockgroup Information Systems Inc.	Proxy Statement

PROPOSAL ONE - ELECTION OF DIRECTORS

Our Articles of Incorporation provide that the number of directors shall be determined by resolution of the Board of Directors and set out in the notice calling the meeting of shareholders provided that the number of directors may be not less than two (2) or more than seven (7).  All of our current directors are standing for re-election at our annual meeting.  Each director who is elected will serve until the earlier of our next annual meeting, the date his or her successor has been elected and qualified, or the date of the director's death, resignation or removal. Each nominee has consented to being named in this proxy statement and to serve if elected.  We have no reason to believe that any of the nominees will be unable to serve if elected, but if any of them should become unable to serve as a director, and if our Board of Directors designates a substitute nominee, the persons named in the accompanying proxy will vote for the substitute nominee designated by our Board of Directors, unless a contrary instruction is given in the proxy.

The affirmative majority vote of the common shares represented in person or by proxy at our annual meeting is required to elect each director.  Votes may be cast in favor or withheld.  Votes that are withheld will be excluded entirely from the vote and will have no effect. Votes that are withheld for a particular nominee will be excluded from the vote for that nominee only.

NOMINEES

The persons nominated to be directors are listed below.  All of the nominees are currently directors.  The following information is current as of March 18, 2005, and has been provided by the individuals named:

Position(s)

Name

Age

With Company

Since

Leslie A. Landes

61

Chairman of the Board

June 1999

Marcus A. New

34

President, CEO and a Director

May 1995

David N. Caddey

55

Director

June 1999

Louis deBoer II

52

Director

October 1999

Jeffrey D. Berwick

34

Director

July 2002

Patrick Spain

53

Director

August 2004

Business Experience of Nominees

Leslie A. Landes, Chairman of the Board

Leslie Landes has served as a Director since July 1999 as our President and Chief Operating Officer between August 1998 and December 2004, and has been an advisor to us since shortly after our inception. Mr. Landes is also a director of TIR Systems Ltd., a lighting technology company, and of Liquidation World, Inc., both of which are publicly traded companies.

Marcus A. New, President, Chief Executive Officer and a Director

Marcus New is the founder, and has been our Chief Executive Officer since May 1995.

David N. Caddey, B.Sc., M.Sc., Director

David Caddey has been a Director of Stockgroup since July 1999. Since July 1998 he has served as an Executive Vice President of MacDonald Dettwiler and Associates Ltd., a space technology and satellite services company that designs, manufactures, operates and markets a broad range of space products and services.

Louis deBoer II, Director

Stockgroup Information Systems Inc.	Proxy Statement

Lee deBoer has served as a director of Stockgroup since October 1999. Mr. deBoer is the Managing Partner and a Founder of Propeller Partners, LLC, a New York-based media advisory firm.  He is a former CEO of New Century Network, an online company formed by a consortium of the nine leading US newspaper companies, and past Executive Vice President, President of HBO International.  From July 2000 through June 2001, he also served as CEO of Automatic Media Incorporated, an Internet media and software firm based in New York City.  Mr. deBoer is also a director of Click TV, a television production company in the UK and Priva Technologies, both of which are private companies.

Jeffrey D. Berwick, Director

Jeff Berwick has served as a director from July 2002 to present.  Mr. Berwick is the founder and was CEO of StockHouse Media Corporation (SMC) from 1995 until 2002 when StockHouse was sold to Stockgroup Information Systems.  During his tenure at SMC, Mr. Berwick raised over $30 million USD in financing and expanded the company to over 240 staff in eight countries in North America, Europe and Asia.

Patrick J. Spain, Director

Patrick Spain has served as a director since August, 2004.  Mr. Spain is Chairman and CEO of HighBeam Research, Inc., which operates an online research engine for individuals.  Prior to joining HighBeam, he was the Chairman and CEO of Hoover's, Inc., an online provider of company information, from 1993 to 2002.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES SET FORTH IN PROPOSAL ONE.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

During the fiscal year ended December 31, 2004, our Board of Directors held ten (10) meetings and acted eleven (11) times by written consent.  The meetings were attended by all of our directors either in person or by teleconference.

The Board of directors had three (3) standing committees during the year:  the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.

Audit Committee

The Audit Committee includes David Caddey, Lee deBoer and Jeff Berwick, and it is governed by a written charter, which can be viewed at www.stockgroup.com.  The function of the Audit Committee is to review and approve the scope of audit procedures employed by our independent auditors and to review the results of our independent auditors' examination, the scope of audits, our independent auditors' opinions on the adequacy of internal controls and quality of financial reporting, and our Corporation's accounting and reporting principles, policies and practices, as well as our accounting, financial and operating controls.  The Audit Committee also reports to our Board of Directors with respect to such matters and recommends the selection of independent auditors. During the fiscal year ended December 31, 2004, the Audit Committee met four (4) times.  The meetings were attended by all of the members of the committee either in person or by teleconference.

Report of the Audit Committee

The Securities and Exchange Commission rules now require our Corporation to include in our proxy statement a report from the Audit Committee of the Board.  The following report concerns the Audit Committee's activities regarding oversight of our Corporation's financial reporting and auditing process.  For the year ended December 31, 2004, the audit committee has:

Stockgroup Information Systems Inc.	Proxy Statement

(1)

reviewed and discussed the audited consolidated financial statements with our Corporation's management;

(2)

discussed with the independent accountants the matters described in Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants;

(3)

received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 Independence Discussions with Audit Committees, as amended, and has discussed with the independent accountants their independence; and

(4)

recommended to our Board of Directors that the audited financial statements be included in our Corporation's Annual Report on Form 10-KSB for the period ended December 31, 2004, based on the review and discussions referred to above.

Each of the members of our Audit Committee is independent, as that term is defined by Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards.  None of our Audit Committee members are financial experts.

Compensation Committee

Our Compensation Committee includes Lee deBoer, David Caddey, and Jeff Berwick.  The Compensation Committee met once during the fiscal year ended December 31, 2004.  The Compensation Committee's duties include developing policies that are designed to offer competitive compensation opportunities for our executive officers, which are based on personal performance, individual initiative and achievement, as well as assisting in attracting and retaining qualified executives.  The Compensation Committee also endorses the position that stock ownership by management and stock-based compensation arrangements are beneficial in aligning management's and stockholders' interests in the enhancement of stockholder value.  No member of our Compensation Committee was, during the fiscal year ended December 31, 2004 or prior, an officer or employee of our Corporation or any of its subsidiaries.

Report of the Compensation Committee

Compensation paid to our Corporation's executive officers is generally comprised of two elements:  base salary and long-term compensation in the form of stock options.  Compensation levels for executive officers of our Corporation are determined by a consideration of each officer's initiative and contribution to our overall corporate performance, and the officer's managerial abilities and performance in any special projects that the officer may have undertaken.  Competitive base salaries that reflect the individual's level of responsibility are important elements of our Corporation's executive compensation philosophy.  Subjective considerations of individual performance are considered in establishing incentive compensation.  In addition, our Compensation Committee considers our financial position and cash flow in making compensation decisions.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee includes David Caddey, Lee deBoer, and Jeff Berwick.  The Committee was formed in 2004 and did not meet during the fiscal year ended December 31, 2004.  The Committee's duties include recommending candidates to the Board for appointment or election to the Board, assisting in attracting new Board members, making recommendations to the Board regarding Board structure, composition, and rotation, reviewing CEO and other senior officer succession plans, monitoring compliance with the Insider Trading Policy and Whistleblower Policy, and nominating a member to act as Designated Officer for the Whistleblower Policy..  No member of the Committee was, during the fiscal year ended December 31, 2004 or prior, an officer or employee of our Corporation or any of its subsidiaries.

Stockgroup Information Systems Inc.	Proxy Statement

Nominees Recommended by Security Holders

The Nominating and Corporate Governance Committee will consider nominees recommended by security holders.  Recommendations by security holders must be made in writing to the attention of Chairman, Nominating and Corporate Governance Committee, Stockgroup Information Systems Inc., Suite 500 – 750 West Pender Street, Vancouver, British Columbia, Canada V6C 2T7.

COMPENSATION OF DIRECTORS

Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at Board or committee meetings.  The Board of Directors may award special remuneration to any director undertaking any special services on behalf of our Corporation other than services ordinarily required of a director.  We compensate our outside directors with cash and options.  Each outside director receives an annual fee of $1,000, plus $300 per meeting attended, or $750 for certain meetings which, in our discretion, involve unusual amounts of time or work.  In addition, each outside director annually receives 50,000 options to acquire shares of common stock, with the exercise price being the market price of our common stock on the date of grant, and vesting over two years.

EXECUTIVE COMPENSATION

Summary of Compensation of Executive Officers

The following summary compensation table reflects all compensation awarded to, earned by, or paid to the Chief Executive Officer and the President of our Company for all services rendered to us in all capacities during each of the years ended December 31, 2002, 2003 and 2004.  None of the other executive officers received salary and bonus exceeding $100,000 during those years.

Stockgroup Information Systems Inc.	Proxy Statement

SUMMARY COMPENSATION TABLE

Securities

Underlying

All Other

Name and

Salary

Options

Compensation

Principal Position

Year

$

#

$

Marcus A. New

2004

128,940

652,500

33,705

Chief Executive Officer,

2003

150,554

-

27,693

Chairman of the Board

2002

93,441

375,000

-

Leslie A. Landes

2004

115,252

-

-

President and a Director

2003

141,058

-

-

2002

93,441

-

-

Options Granted and Value of Options Granted to Our Named Executive Officers in the Year Ended December 31, 2004

The following table sets forth for each of the Named Executive Officers certain information concerning stock options granted to them during the year ended December 31, 2004.

OPTION/SAR GRANTS IN THE LAST FISCAL YEAR

% of Net

Securities

Options

Underlying

Granted To

Exercise

Options

Employees

Price

Expiration

Name

Granted

In Year

$

Date

Marcus A. New

652,500

35%                    0.27

February 9, 2009

Leslie A. Landes

-

-                         -

-

Bonuses of $33,705 and $27,693 were paid to Marcus New in 2004 and 2003 respectively.  No other bonuses were paid to named executive officers in any of the above years. No Restricted Stock Awards (RSAs), Stock Appreciation Rights (SARs) or Long Term Incentive Plans (LTIPs) were awarded to named executive officers in any of the above years.

Stockgroup Information Systems Inc.	Proxy Statement

The following table sets forth for each Named Executive Officer certain information concerning the number of shares subject to both exercisable and unexercisable stock options as of December 31, 2004.

FISCAL YEAR-END OPTION/SAR VALUES

Value of

Number of Shares

Unexercised

Underlying

In-the-Money

Unexercised Options

Options At

At December 31, 2004

December 31, 2004

Shares

Acquired

Value

On

Realized

Exercisable

Unexercisable

Exercisable

Unexercisable

Name

Exercise

$

#

#

$

$

Marcus New

        0

$

0

963,126

489,374

$

151,681

$

44,044

Leslie Landes

250,000

$

32,872

583,200

0

$

85,148

$

0

(1)

The values for "in-the-money" options are calculated by determining the difference between the fair market value of the securities underlying the options as of December 31, 2004 and the exercise price of the individual's options.  The closing bid price on December 31, 2004 was $0.36 per share.

Employment Contracts and Termination of Employment and Change-In-Control Arrangements.

We have an Executive Employment Agreement with our CEO, Marcus A. New, which took effect February 9, 2004.  Under the Agreement, Mr. New receives a base salary of $11,235 per month, ($134,820 per annum) with a minimum 5% annual escalation.  In addition, Mr. New has an incentive bonus plan based on us achieving certain profitability goals in calendar years after 2003, and on financing, merger, and acquisition transactions.  Under the agreement he received 652,500 stock options and certain other non-cash benefits totalling $24,000 per year.  Should we elect to terminate Mr. New's employment without cause, he will be paid a minimum lump sum equal to 22 months' base salary, as adjusted, plus a buyout of his stock options at their intrinsic value.  The Agreement contains a confidentiality clause and one year non-competition covenant upon termination of employment.  There is no specified termination date in the Agreement.

We have a Management Agreement with our President, Leslie A. Landes.  The Agreement was amended on October 8, 2004 and expires August 4, 2005. Under the amended Agreement, Mr. Landes is scheduled to receive a minimum compensation of C$12,500 (approximately US$9,604) per month until December, 2004, after which his role changed to Chairman of the Board and his compensation became C$6,250 (approximately US$4,802) per month. The Agreement may be terminated by us or Mr. Landes on 30 days' notice, and if early termination is initiated by Stockgroup without cause, Mr. Landes is to receive a severance payment equal to 12 months' compensation.

Section 16(a) beneficial ownership reporting compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who own more than 10% of the Company's outstanding common stock, to file initial reports of ownership and reports of changes in ownership of common stock with the SEC. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on its review of such reports received by the Company with respect to fiscal 2004 and written representations from such reporting persons, the Company believes that all reports required to be filed

Stockgroup Information Systems Inc.	Proxy Statement

under Section 16(a) have been timely filed by such persons, other than certain Form 5 reports which have been filed since fiscal 2004 year end.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 18, 2005, certain information with respect to the beneficial ownership of our common stock by each director, officer, and stockholder known by us to be the beneficial owner of more than 5% of our common stock.  Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated.  Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

Amount and Nature

Name and Address**

of Beneficial

Percent

Of Beneficial Owner

Ownership

Of Class(1)

Marcus A. New, President, CEO and a Director(2)

3,583,252

10%

Leslie A. Landes, Chairman(3)

588,200

2%

David E. Gillard, CFO(4)

100,000

*

Jeffrey D. Berwick, Director(5)

400,975

1%

David N. Caddey, Director(6)

185,000

*

Louis deBoer II, Director(7)

125,000

*

Patrick Spain, Director(8)

41,500

*

Non-management owners of 5% of our common stock

Yvonne New(9)

2,214,500

7%

518464 B.C. Ltd. (10)

1,945,000

6%

* Less than 1%

**Unless otherwise referenced, the address for each of the above mentioned parties is c/o Stockgroup Information Systems Inc., Suite 500 – 750 West Pender Street, Vancouver, British Columbia, Canada V6C 2T7.

(1)

Based on 33,982,846 shares of common stock issued and outstanding as of March 18, 2005.  Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.  Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.  Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days of March 18, 2005, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2)

Marcus New directly owns exchangeable shares which are exchangeable for 169,500 common shares.  He owns and additional 242,500 common shares.  He also owns vested options exercisable for 1,126,252 common shares.  He owns indirectly through his wife, Yvonne New, 19,500 exchangeable shares and 80,500 common shares, and through 518464 B.C. Ltd., a British Columbia company owned by Mr. New as to 50% and by Mrs. New as to 50%, 1,945,000 exchangeable shares. Accordingly, Mr. New beneficially owns 3,583,252 shares of common stock.

(3)

Les Landes owns 5,000 common shares and vested options exercisable for 589,450 common shares.

(4)

David Gillard owns vested options exercisable for 100,000 common shares.

(5)

Jeff Berwick owns 357,225 common shares and vested options exercisable for 43,750 common shares.

(6)

David Caddey owns 20,000 common shares and vested options exercisable for 125,000 common shares.  He also owns indirectly 40,000 common shares through his wife, Donna Caddey.  His total beneficial ownership is therefore 185,000 shares.

Stockgroup Information Systems Inc.	Proxy Statement

(7)

Lee deBoer owns vested options exercisable for 125,000 common shares.

(8)

Patrick Spain owns 16,500 common shares and vested options exercisable for 25,000 common shares.

(9)

Yvonne New owns 80,500 common shares and exchangeable shares which are exchangeable for 19,500 common shares.  She owns indirectly through her husband, Marcus New, exchangeable shares which are exchangeable for 169,500 common shares, and through 518464 B.C. Ltd., a British Columbia company owned by Marcus New as to 50% and by Mrs. New as to 50%, exchangeable shares which are exchangeable for 1,945,000 common shares. Accordingly, Yvonne New beneficially owns 2,214,500 shares of common stock.

(10)

518464 B.C. Ltd., a British Columbia company owned by Marcus New as to 50% and by Mrs. New as to 50%, owns exchangeable shares which are exchangeable for 1,945,000 common shares.

Stockgroup Information Systems Inc.	Proxy Statement

PROPOSAL TWO – AMENDMENT TO 2003 STOCK OPTION PLAN

PROPOSAL:  AMEND THE 2003 STOCK OPTION PLAN TO REDUCE THE MINIMUM VESTING PERIOD FROM TWO YEARS TO ONE YEAR.

Background:  The Board of Directors has unanimously approved the reduction in the minimum vesting period for stock options granted under the 2003 Stock Option Plan from two years to one year.  No other changes to the plan are proposed.  The full plan is attached as an exhibit to our filing on form S-8 dated April 15, 2004.

Stockgroup Information Systems Inc.	Proxy Statement

INDEPENDENT PUBLIC ACCOUNTANTS

The principal accountant for the fiscal year ended December 31, 2004 was Ernst & Young LLP.

Audit Fees

Aggregate fees billed for professional services rendered for the audit of our quarterly and annual financial statements for fiscal 2004 were $59,000.

Financial Information System Design and Implementation Fees

No fees were billed during 2004 for Financial Information System Design and Implementation Fees.

All Other Fees

Aggregate fees billed for services rendered by the principal accountant, other than those services covered elsewhere in this section, were $7,000 for fiscal 2004.

INCLUSION OF FUTURE SHAREHOLDER PROPOSALS IN PROXY MATERIALS

All proposals of shareholders intended to be included in our proxy statement and form of proxy relating to our Annual Meeting of shareholders for the year ending December 31, 2005 (the "2005 Annual Meeting") must be received by our Corporation no later than January 31, 2006.  All such proposals must comply with the requirements of Rule 14a-8 of Regulation 14A of the Securities Exchange Act of 1934, as amended which sets forth specific requirements and limitations applicable to nominations and proposals at annual meetings of shareholders.

For any shareholder proposal that is not submitted for inclusion in our proxy statement and form of proxy relating to the 2005 Annual Meeting pursuant to the processes of Rule 14a-8 of the Securities Exchange Act of 1934, as amended, is submitted, notice of such proposal must be received by our Corporation no later than January 31, 2006; otherwise, we may exercise, pursuant to Rule 14a-4(c)(1) under the Securities Exchange Act of 1934, discretionary voting authority under proxies we solicit for the 2005 Annual Meeting.

All shareholder proposals, notices and requests should be made in writing and sent via registered, certified or express mail, to the Corporation at Suite 500, 750 West Pender Street, Vancouver, British Columbia V6C 2T7  Attention:  Corporate Secretary.

With respect to business to be brought before the 2004 annual meeting to be held on May 11, 2005, we have received no notices from shareholders that we were required to include in this proxy statement.

"HOUSEHOLDING" OF PROXY MATERIAL

In December of 2000, the Securities and Exchange Commission adopted new rules that permit companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders.  This process, which is commonly referred to as "householding", potentially means extra conveniences for security holders and cost savings for companies.

This year, a number of brokers with accountholders who are shareholders of our Corporation will be "householding" our proxy materials.  As indicated in the notice previously provided by these brokers to

Stockgroup Information Systems Inc.	Proxy Statement

shareholders of our Corporation, a single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from an affected shareholder.  Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent.  If at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement, please notify your broker.

Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since the beginning of the fiscal year ended December 31, 2004, we have not been a party to any transaction, proposed transaction, or series of transactions in which the amount involved exceeds $60,000, and in which, to our knowledge, any of our directors, officers, five percent beneficial security holder, or any member of the immediate family of the foregoing persons has had or will have a direct or indirect material interest.

ANNUAL REPORT AND FINANCIAL STATEMENTS

Attention is directed to the financial statements contained in our Annual Report to Shareholders on Form 10-KSB for the year ended December 31, 2004, which was filed with the SEC on March 17, 2005.  A copy of the Annual Report to Shareholders has been sent, or is concurrently being sent, to all shareholders of record as of April 6, 2005.

AVAILABILITY OF FORM 10-KSB

A copy of our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004 which has been filed with the Securities and Exchange Commission, including the financial statements, but without exhibits, is available on our website at www.stockgroup.com and will be provided without charge to any shareholder or beneficial owner of our common shares upon written request to Corporate Secretary, Suite 500 - 750 West Pender Street, Vancouver, British Columbia V6C 2T7.

REGISTRAR AND TRANSFER AGENT

Our registrar and transfer agent is Pacific Corporate Trust Company (facsimile 604-689-8144).

OTHER MATTERS TO COME BEFORE THE MEETING

In addition to the matters to be voted upon by the shareholders of our common shares, we will receive and consider both the Report of the Board of Directors to the Shareholders, and the financial statements of our Corporation for the year ended December 31, 2004, together with the auditors report thereon. These matters do not require shareholder approval, and therefore shareholders will not be required to vote upon these matters.

Stockgroup Information Systems Inc.	Proxy Statement

Except for the above-noted matters, our Board of Directors does not intend to bring any other matters before the meeting and does not know of any matters which will be brought before the meeting by others.  If other matters properly come before the meeting, it is the intention of the persons named in the solicited proxy to vote the proxy on such matters in accordance with their good judgment.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.  THEREFORE, SHAREHOLDERS ARE URGED TO VOTE, DATE, SIGN AND RETURN THE ENCLOSED PROXY.

By Order of the Board of Directors:

David Gillard, CGA
Secretary

Dated:  March 18, 2005

Stockgroup Information Systems Inc.	Proxy Statement

Exhibits

1.0

Corporate Governance Guidelines